UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2023

CATALYST PARTNERS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40419	98-1583476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 University Road Cambridge, Massachusetts 02138
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (617) 234-7000 Not Applicable (Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-fifth of one redeemable warrant	CPARU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the Units	CPAR	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the Units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	CPARW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in Item 3.03 of this Current Report on Form 8-K related to the Trust Amendment (as defined below) is incorporated herein by reference to the extent required.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Items .5.03, 5.07 and 8.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 to the extent required.

At the extraordinary general meeting of the shareholders of the Company held on January 31, 2023 (the “Shareholder Meeting”) shareholders of the Company approved (i) an amendment (the “Charter Amendment”) to the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) to accelerate the date by which the Company must cease all operations, except for the purpose of winding up, if it fails to complete a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, from May 20, 2023 (the “Original Termination Date”) to January 31, 2023 (the “Amended Termination Date”) and (ii), an amendment (the “Trust Amendment”) to the Investment Management Trust Agreement, dated May 17, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee, to accelerate the date on which Continental must commence liquidation of the trust account (the “Trust Account”) established in connection with the Company’s initial public offering to January 31, 2023.

The Charter Amendment became automatically effective with the approval of the Charter Amendment Proposal (as defined below) at the Shareholder Meeting. The foregoing descriptions of the Charter Amendment and the Trust Amendment do not purport to be complete and are qualified in their entirety by reference to Exhibits 3.1 and 10.1, respectively, which are incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in Item 3.03 and in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03 to the extent required. On January 31, 2023, the Company entered into the Charter Amendment. The Charter Amendment was approved by the Company’s shareholders at the Shareholder Meeting, as further described in Item 5.07 below.

The foregoing description of the Amendment is not intended to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On January 31, 2023, the Company convened the Shareholder Meeting virtually, solely with respect to the voting on proposals to: (i) amend the Company’s Charter to accelerate the date by which the Company must cease all operations, except for the purpose of winding up, if it fails to complete a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination, from May 20, 2023 to January 31, 2023 (the “Charter Amendment Proposal”); and (ii) amend the Trust Agreement to accelerate on which Continental must commence the liquidation of the Trust Account to January 31, 2023 (the “Trust Amendment Proposal”).

Holders of 35,741,263 ordinary shares of the Company held of record as of January 3, 2023, the record date for the Shareholder Meeting, were present in person or by proxy, representing approximately 79.58% of the voting power of the Company’s ordinary shares as of the record date for the Extraordinary General Meeting, and constituting a quorum for the transaction of business.

The following is a brief description of the final voting results for each of the proposals submitted to a vote of the shareholders at the Shareholder Meeting on January 31, 2023.

The Charter Amendment Proposal

To amend the Company’s Charter to accelerate the date by which the Company must cease all operations, except for the purpose of winding up, if it fails to complete a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving the Company, from May 20, 2023 to January 31, 2023.

The Charter Amendment Proposal was approved. The voting results of the Charter Amendment Proposal were as follows:

For	Against	Abstain
35,737,670	2,326	1,267

The Trust Amendment Proposal

To amend the Trust Agreement, by and between the Company and Continental, pursuant to an amendment to the Trust Agreement in the form set forth in Annex A of the Proxy Statement, to accelerate the date on which Continental must commence liquidation of the Trust Account established in connection with the Company’s initial public offering to January 31, 2023.

The Trust Amendment Proposal was approved. The voting results of the Trust Amendment Proposal were as follows:

For	Against	Abstain
35,737,670	2,226	1,367

Item 7.01.	Regulation FD Disclosure

On January 31, 2023, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein, announcing the approval by shareholders of the Charter Amendment Proposal and the Trust Amendment Proposal.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibits hereto, is material or that the dissemination of such information is required by Regulation FD.

Item 8.01.	Other Events.

Liquidation of Trust Account

In connection with the vote to approve the Charter Amendment Proposal and the Trust Amendment Proposal, the holders of 33,068,170 Class A ordinary shares of the Company properly exercised their right (the “Voluntary Redemption”) to redeem their shares for cash at a redemption price of approximately $10.18 per share, for an aggregate redemption amount of approximately $336,603,514.

Following the Shareholder Meeting, the Company notified Continental that it was winding up its business operations on January 31, 2023. Furthermore, in accordance with the Trust Agreement between Company and Continental, Company authorized Continental to liquidate all of the assets in the Trust Account and to transfer the total proceeds (less $100,000 of previously unreleased interest to pay dissolution expenses) to be distributed to the remaining public shareholders of the Company as promptly as reasonably possible and the Company’s warrants will expire worthless. The Company estimates that the total amount in the trust account available for the redemption, after accounting for the account withdrawals for taxes and dissolution expenses and the Voluntary Redemption, will be approximately $13,153,619, and the per-share redemption amount will be approximately $10.18.

A copy of the press release issued by the Company announcing the liquidation of the Trust Account is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statement and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Amendment to the Amended and Restated Memorandum and Articles of Association of the Company
10.1	Amendment to the Investment Management Trust Agreement, dated January 31, 2023, by and between Catalyst Partners Acquisition Corp. and Continental Stock Transfer & Trust Company
99.1	Catalyst Partners Acquisition Corp., Press Release dated January 31, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYST PARTNERS ACQUISITION CORP.

	By:	/s/ Paul Fielding
Name: Paul Fielding
Title: Chief Operating Officer

Dated: January 31, 2023